                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement                                          Confidential, for Use Of the
[X]  Definitive Proxy Statement                                           Commission Only (as permitted by
[_]  Definitive Additional Materials                                      Rule 14a-6(e)(2))   [_]
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SOUTHWEST BANCORP, INC.
               (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):[X]     No fee required.


      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1. Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------


      2. Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------


      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------


      4. Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------


      5. Total fee paid:

         ---------------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         ---------------------------------------------------------------------


      2. Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------


      3. Filing Party:

         ---------------------------------------------------------------------


      4. Date Filed:

         ---------------------------------------------------------------------

                            SOUTHWEST BANCORP, INC.
                                  [Use Logo]


                                 March 16, 2001


Dear Fellow Shareholder:

     We invite you to attend our 2001 Annual Meeting of Shareholders to be held in the Auditorium, Room 215, of the Stillwater Public Library, 1107 South Duck Street, Stillwater, Oklahoma on Thursday, April 26, 2001 at 11:00 a.m., Central Time.

     At our Annual Meeting, we will discuss highlights of the past year and the first quarter of 2001. The 2000 results are presented in detail in the enclosed Annual Report.

     The Annual Meeting has been called for the election of directors and to consider any other matters as may properly come before the Annual Meeting or any adjournments. Directors and officers of Southwest, as well as representatives of Ernst & Young LLP, Southwest's independent auditors, will be present to respond to any questions the shareholders may have.

     Your vote is important to Southwest. Please complete the proxy card and return it in the enclosed, postage-paid envelope.

     Thank you for investing in Southwest.

     You also are invited to a reception and dinner on the evening of Wednesday, April 25, 2001, at 6:30 p.m. in Stillwater, Oklahoma. If you plan to attend this reception and dinner please fill out the enclosed card and return it to us by April 19, 2001, so we may make the proper arrangements.

                                              Sincerely,

                                              /s/ Rick Green

                            SOUTHWEST BANCORP, INC.
                             608 South Main Street
                          Stillwater, Oklahoma 74074
                                (405) 372-2230

                           NOTICE OF ANNUAL MEETING
                                April 26, 2001

     The Annual Meeting of Shareholders of Southwest Bancorp, Inc. ("Southwest"), will be held in the Auditorium, Room 215, of the Stillwater Public Library, 1107 South Duck Street, Stillwater, Oklahoma at 11:00 a.m., Central Time, on Thursday, April 26, 2001.

     The Annual Meeting is for the purpose of considering and acting upon:
     1.   The election of five directors of Southwest; and
     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Your Board of Directors recommends a vote "FOR" the election of the persons nominated for election. The Board is not aware of any other business to come before the Annual Meeting.

     Only shareholders of record at the close of business on March 9, 2001, will be entitled to vote at the Annual Meeting and any adjournments or postponements. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. Whether or not you attend the meeting in person, it is important that your Southwest shares be represented and voted. Please vote by completing, signing and dating your proxy card, and returning it as soon as possible in the enclosed, postage-paid envelope. You may change your proxy later or vote in person at the meeting, if you wish.

     A complete list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours at Southwest's main office during the ten days prior to the Annual Meeting.

     The proxy statement, voting instruction card, and Southwest's 2000 Annual Report are being distributed on or about March 16, 2001.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Deborah T. Bradley

                                             DEBORAH T. BRADLEY
Stillwater, Oklahoma                         SECRETARY
March 16, 2001

                         P R O X Y  S T A T E M E N T

                      Q U E S T I O N S AND A N S W E R S


Q:   What am I voting on?
A: You are voting on the re-election of the following five directors, each for a three-year term: Thomas D. Berry, Rick Green, David P. Lambert, Linford
     R. Pitts, and Stanley R. White. (See page 2.)
--------------------------------------------------------------------------------

Q:   Who is entitled to vote at the Annual Meeting?
A: Shareholders of Southwest's common stock as of the close of business on March 9, 2001 (the Record Date) are entitled to vote at the meeting.

--------------------------------------------------------------------------------

Q:   How do I vote?
A: You may vote by completing, signing, and dating the proxy card, and returning it in the enclosed, postage-paid envelope. If you return your signed proxy card but do not indicate your voting preference, your card will be voted in favor of the re-election of all five directors. You have the right to revoke your proxy any time before the Annual Meeting, and shareholders who attend the meeting may withdraw their proxies and vote in person if they wish.

--------------------------------------------------------------------------------

Q:   Is my vote confidential?
A: Yes, only the inspectors of election and a limited number of employees associated with processing the votes will know how you cast your vote.

--------------------------------------------------------------------------------

Q:   Who will count the votes?
A: Computershare Investor Services, LLC, Southwest's transfer agent, will tabulate the votes.

--------------------------------------------------------------------------------

Q:   What should I do if I receive more than one proxy card?
A: If you receive more than one proxy card, it indicates that you own shares in more than one account, or your shares are registered in various names. You should vote all proxy cards you receive by completing, signing, dating, and returning each proxy card in the enclosed, postage-paid envelope.

--------------------------------------------------------------------------------

Q:   What constitutes a quorum at the Annual Meeting?
A: On the Record Date, there were 3,794,470 shares of Southwest common stock issued and outstanding. Each share is entitled to one vote on all matters voted on at the Annual Meeting. A majority of the outstanding shares, present or represented by proxy, will be a quorum for the Annual Meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. Abstentions and shares held for you by your broker or nominee (broker shares) that are voted on any matter are included in the quorum. Broker shares that are not voted on any matter are not included in the quorum and are not included in determining the number of votes cast in the election of directors.

--------------------------------------------------------------------------------

Q:   Who may attend the Annual Meeting?
A: All shareholders as of the Record Date may attend, although seating is limited.

--------------------------------------------------------------------------------

Q: What percentage of Southwest stock did directors and executive officers of Southwest own on the Record Date?
A: Together, they owned approximately 11.15% of Southwest issued and outstanding common stock.

--------------------------------------------------------------------------------

Q:   Who pays for this proxy solicitation and how will solicitation occur?
A: Southwest's Board of Directors is soliciting this proxy, and Southwest will pay the cost of the solicitation. In addition to the use of the mail, employees of Southwest may solicit proxies personally or by telephone, fax, or electronic mail, without additional compensation. Banks, brokerage houses and other nominees and fiduciaries are requested to forward the proxy material to beneficial owners of Southwest stock and to obtain authorization to execute proxies on behalf of the beneficial owners. Upon request, Southwest will reimburse these parties for their reasonable expenses in forwarding proxy material to beneficial owners.

--------------------------------------------------------------------------------

                      PROPOSAL I -- ELECTION OF DIRECTORS

         Your Board of Directors is currently composed of thirteen members. All of Southwest's directors also serve as directors of the Stillwater National Bank and Trust Company, Southwest's banking subsidiary. Directors of Southwest are divided into three classes and are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting, five directors will be elected for terms expiring at the 2004 Annual Meeting.

         The Board of Directors has nominated for re-election, Thomas D. Berry, Rick Green, David P. Lambert, Linford R. Pitts, and Stanley R. White, all of whom are currently directors, each to serve for a term of three years and until his successor is elected and qualified. Each nominee must be elected by a plurality of shares voted in this election. The individuals named as proxies on your proxy card will vote for the election of each nominee unless you withhold authorization.

         Each shareholder voting in the election of directors is entitled to cumulate his or her votes by multiplying the number of shares of common stock owned of record by the shareholder on the Record Date by the number of directors to be elected. Each shareholder is then entitled to cast his or her total cumulated votes for one nominee or distribute his or her votes among any number of the nominees being voted on at the Annual Meeting. Shareholders may not cumulate their votes on the form of proxy solicited by the Board of Directors. In order to cumulate votes, shareholders must attend the meeting and vote in person or make arrangements with their own proxies. Unless otherwise specified in the proxy, however, the right is reserved, in the sole discretion of the Board of Directors, to vote cumulatively, and to distribute votes among some or all of the nominees of the Board of Directors in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

         Each nominee has agreed to serve a three-year term, if elected. If any nominee is unable to stand for re-election at this Annual Meeting, the Board may reduce its size or nominate an alternate candidate, and the proxies will be voted for the alternate candidate.

         Your Board recommends a vote FOR these directors.


                                DIRECTOR NOMINEES

Thomas D. Berry                                              Director Since 1981

         Mr. Berry, age 57, has been a director of Southwest since its inception in 1981 and has been a director of Stillwater National since 1978. He is involved in oil and gas exploration in North Central Oklahoma, and is an Auctioneer and Real Estate Broker in Stillwater, Oklahoma.

Rick Green                                                   Director Since 1998

         Mr. Green, age 53, was appointed the Chief Executive Officer of Southwest and Stillwater National effective January 1, 1999. Mr. Green previously served as Chief Operating Officer, President of the Central Oklahoma division of Stillwater National, and Executive Vice President of Stillwater National. He is a member of the Oklahoma City and Edmond Chambers of Commerce and has served as Chair/Ambassador of the Stillwater Chamber of Commerce, on the Oklahoma State University Alumni Association Homecoming and Honor Students Committees, as Chairman of Payne County Youth Services, as Co-Chairman of the United Way of Stillwater Fund Drive and as a member of the Advisory Board of the Oklahoma State University Technical Institute. He is a member of the Commercial Real Estate Association of Oklahoma City, the Oklahoma and Oklahoma City Homebuilders Associations, and past member of the Stillwater Medical Center Committee on Physician Recruitment. Mr. Green is also a member of Leadership Stillwater and Leadership Oklahoma City.

David P. Lambert                                             Director Since 1981

         Mr. Lambert, age 61, has been a director of Southwest since its inception. Mr. Lambert has served as President and Chief Executive Officer of the Lambert Construction Company, Stillwater, Oklahoma since 1974, and is a Trustee of the Oklahoma Construction Advancement Foundation, and a Director of the Stillwater Chamber of Commerce.

Linford R. Pitts                                             Director Since 1981

         Mr. Pitts, age 63, has been a director of Southwest since its inception. He has been a director of Stillwater National since 1977. He is President of Stillwater Transfer & Storage Company in Stillwater, Oklahoma, and invests in real estate and in oil and gas properties. Mr. Pitts is a member of the Past President's Council of the Stillwater Chamber of Commerce.

Stanley R. White                                             Director Since 1998

         Mr. White, age 54, was appointed Chief Lending Officer in December 1995. Prior to this appointment, he had been President of the Stillwater division of Stillwater National since 1991. Mr. White joined Stillwater National in 1974. He is a past member and past Chairman of the Board of Trustees of the Stillwater Medical Center, past Director of the Stillwater Public Education Foundation, the Judith Karman Hospice, United Way, March of Dimes, and the Stillwater Rotary, and past President of the Stillwater Chamber of Commerce and the Stillwater Industrial Foundation. Mr. White also has served as Director of the Oklahoma State University Alumni Association and the Oklahoma State Chamber of Commerce, past Board Member of the Oklahoma Law Enforcement Retirement Board, and currently serves as Director of the Oklahoma Medical Research Foundation, Director of Leadership Oklahoma, Vice President of Leadership Oklahoma Alumni, past Chairman and Trustee of the Board of Governors of the Oklahoma State University Foundation, and is a Director of Oklahoma Academy for State Goals. Mr. White also is past Chairman of the Oklahoma Bankers Association, and past Chairman of the Oklahoma Bankers Association Government Relations Council. He is a member of the American Bankers Association Government Relations Council and is Director of the Texas Chapter and Senior Member of the Robert Morris Association.


                        DIRECTORS CONTINUING IN OFFICE

                             Term Expiring in 2002

J. Berry Harrison                                            Director Since 1991

         Mr. Harrison, age 62, is an Oklahoma State Senator, and has been a rancher and farmer in Fairfax, Oklahoma since 1962. Mr. Harrison serves as Conservation District Director of Osage County, President of the Oklahoma Association of Conservation Districts, and is a member of many other civic groups in his Senate District. James E. Berry II, Betty Kerns, and Robert B. Rodgers are his cousins.

Erd M. Johnson                                               Director Since 1988

         Mr. Johnson, age 71, is Operating Partner of Johnson Oil Partnership, Midland, Texas. Mr. Johnson is a retired Petroleum Engineer and was Operating Partner of Johnson Ranch, Fairfax, Oklahoma before its liquidation in 1997. Mr. Johnson served from 1984-87 as a director of Beefmaster Breeders Universal, and from 1987-89 as its Treasurer. Mr. Johnson is a former Trustee and Treasurer of Trinity School of Midland, Texas and a former director and president of The Racquet Club, Midland, Texas.

Betty Kerns                                                  Director Since 2000

         Ms. Kerns, age 56, was elected a director by the Board of Directors of Southwest and Stillwater National in December 1999 and began service in January 2000. She is the owner of Betty Kerns & Associates, governmental affairs consultants. Her firm has represented many governmental, corporate, charitable, trade association, and other clients. Ms. Kerns previously was involved in politics and the Oklahoma state government as a campaign organizer and Senate staff member. She has served on the Board of Directors of the Payne County Sheltered Workshop, Payne County CASA Association, the Professional Responsibility Commission of the Oklahoma Bar Association (Vice Chairman), and an officer of state and local political party organizations. James E. Berry II,
J. Berry Harrison, and Robert B. Rodgers are her cousins.

Russell W. Teubner                                           Director Since 2000

         Mr. Teubner, age 44, was elected a director by the Board of Directors of Southwest and Stillwater National in December 1999 and began service in January 2000. He is a board member of Esker S.A., a global enterprise connectivity software vendor. His association with Esker began in June 1998, when he announced the merger of Teubner & Associates, Inc. with Esker. Mr. Teubner was founder and CEO of Teubner & Associates. The Stillwater Chamber of Commerce honored him as Citizen of the Year in 1992, Small Business Person of the Year in 1991-92, and Small Business Exporter of the Year in 1992-93. In 1993, he received the Outstanding Young Oklahoman award given annually by the Oklahoma Jaycees. In 1997, Oklahoma State University named Mr. Teubner as a recipient of their Distinguished Alumni Award. During 1996 and 1997 he served on the Citizen's Commission on the Future of Oklahoma Higher Education. Currently, he serves on the board of Customersoft and TMSSequoia, software companies, as well as the OSU Education and Research Foundation, the Oklahoma Technology Development Corporation, the Stillwater Center for Business Development and the Global Commerce Network, a non-profit organization devoted to helping business leaders extend their influence into the social sector. Mr. Teubner is a member of the Young Presidents' Organization.

                             Term Expiring in 2003

James E. Berry II                                            Director Since 1998

         Mr. Berry, age 55, has served as a director of Southwest and Stillwater National since being appointed to the Board of Directors in June 1998, following the retirement of his father, George M. Berry, from the Board. Mr. Berry is the owner of Shading Concepts, which manufactures and sells solarium draperies. J. Berry Harrison, Betty Kerns, and Robert B. Rodgers are his cousins.

Joe Berry Cannon                                             Director Since 1981

         Mr. Cannon, age 64, has been a director of Southwest since its inception in 1981 and a director of Stillwater National since 1961. He is a Professor of Management at Oral Roberts University School of Business in Tulsa, Oklahoma. Mr. Cannon served as Chairman, President, Chief Executive Officer and Senior Trust Officer of First National Bank and Trust Co. in Blackwell, Oklahoma from 1968-1991. He has been a member of the Kiwanis Club, a member of the First United Methodist Church Board of Directors, and a member of the American and Oklahoma Bar Associations.

Alfred L. Litchenburg                                        Director Since 1998

         Mr. Litchenburg, age 51, was elected a director by the Board of Directors of Southwest and Stillwater National in February 1998. He is Senior Vice President and Director of Strategic Development for American Fidelity Assurance Company, Oklahoma City, Oklahoma, and has served in various capacities with that company since 1975. He also serves as President of the Board for the Variety Health Center and Group Chair for the Oklahoma City United Way, and is a member of the Finance Committee of New Covenant United Methodist Church and Leadership Oklahoma City. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

Robert B. Rodgers                                            Director Since 1996

         Mr. Rodgers, age 47, has been a director of Southwest and Stillwater National since February 1996, and Chairman of the Board since December 31, 1999. He previously served as Vice Chairman of the Board, beginning in May 1999. Mr. Rodgers is president of Bob Rodgers Motor Company in Pauls Valley, Oklahoma, and is owner of Rapid Roberts Enterprises. He is director and former President and Chairman of the Board of Directors of CDI II, a credit life insurance company headquartered in Oklahoma City, Oklahoma. Mr. Rodgers also serves on the Board of Directors and is Regional Vice President of the Oklahoma Auto Dealers Association. James E. Berry II, J. Berry Harrison and Betty Kerns are his cousins.


                         BOARD MEETINGS AND COMMITTEES

         Southwest's Board conducts its business through meetings of the Board and of its committees. The Board meets monthly and may have additional special meetings. The Board met twelve times during 2000. Each director attended at least 75% of the total number of meetings of the Board and the committees on which he or she served.

         The Audit Committee of the Board reviews Southwests' auditing, accounting, credit, financial and regulatory reporting and internal control functions. This committee also recommends the firm to be retained by Southwest as its independent auditors. The members of the Audit Committee are neither officers nor employees of Southwest or Stillwater National and are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers Listing Standards. The Committee has adopted a written charter, which has been approved by the Board of Directors. A copy of this charter is attached as Annex
A. The committee met ten times in

2000. Current members are Joe Berry Cannon, Betty Kerns, Alfred L. Litchenburg and Linford R. Pitts, Chairman.

         The Compensation Committee of the Board reviews Southwest's compensation policies and employee benefit plans and programs, including their establishment, modification, and administration. In addition, this committee recommends compensation for Southwest's executive officers, determines management incentive awards to eligible officers, and recommends changes in director compensation. During 1999 and 2000, the committee also determined grants of stock options to officers. All members of this committee are non-employee directors. The committee met seven times in 2000. Current members are James E. Berry II, Erd M. Johnson, Betty Kerns, David P. Lambert, Linford R. Pitts, Russell W. Teubner, and Alfred L. Litchenburg, Chairman. Robert B. Rodgers, Chairman of the Board of Directors, is an ex-officio member of the Compensation Committee. In 2000, no Southwest executive officer served as a member of the compensation committee of another entity that had an executive officer who served as a Southwest director, and no Southwest executive officer served as a director of another entity that had an executive officer serving on Southwest's Compensation Committee.

         The Nominating Committee recommends persons for election as directors. Prior to 2000, the full Board fulfilled the functions of this committee. Current members are David P. Lambert, Linford R. Pitts, and Robert B. Rodgers, Chairman. The Board will consider nominees recommended by shareholders, but has not established any procedures for submission of such recommendations.

                             Director Compensation

         During 2000, Directors of Southwest received fees of $1,000 for each regular meeting of the Board attended and $300 per day for each committee meeting.

            COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

         The shares of Southwest's common stock that were beneficially owned on the Record Date by persons who were directors and officers on that date, are shown below.

                                   Amount and
                                    Nature of                  Percentage
                                    Beneficial                  of Shares
Name                               Ownership (1)              Outstanding (2)
----                               -------------              --------------

James E. Berry II                    23,100 (3)                      *
Thomas D. Berry                      17,145                          *
Joe Berry Cannon                     32,624 (4)                      *
Rick Green                           34,807 (5)                      *
J. Berry Harrison                    35,392                          *
Erd M. Johnson                       62,131 (6)                    1.64%
Betty Kerns                           4,955 (7)                      *
David P. Lambert                     15,259 (8)                      *
Alfred L. Litchenburg                   100 (9)                      *
Linford R. Pitts                      7,659                          *
Robert B. Rodgers                    25,597 (10)                     *
Russell W. Tuebner                    4,109 (11)                     *
Stanley R. White                     29,369 (12)                     *
Kerby E. Crowell                     28,592 (13)                     *
Mark Poole                            6,317 (14)                     *
Joseph P. Root                        9,702 (15)                     *
All Directors and Executive
  Officers as a Group
  (24 persons)                      438,906 (16)                  11.15%

_________________
 *       Less than one percent of shares outstanding.
(1) Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over and shares that the person has a right to acquire within 60 days from March 9, 2001. Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership is made by the individual, not Southwest.
(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding includes any shares that the person or the group has the right to acquire within 60 days of March 9, 2001.
(3) Excludes 12,400 shares held by his spouse and children, and 89,700 of which he has voting power under terms of a trust.
(4) Excludes 18,270 shares beneficially owned by his spouse, as trustee and 995 shares held by his spouse.
(5) Includes 280 shares held jointly with his spouse and 2,127 shares held by his spouse. Includes 32,400 shares that Mr. Green has the right to acquire within 60 days of March 9, 2001 pursuant to the exercise of stock options.
(6) Excludes 10 shares held by his spouse. Includes 2,837 shares held by Johnson Oil Partnership of which Mr. Johnson is a general partner.
(7)      Includes 2,755 shares beneficially owned by her spouse.
(8)      Includes 7,000 shares held by his spouse.
(9) Excludes 404,475 shares owned by American Fidelity Corporation ("AFC") and its subsidiary, Security General Life Insurance Company. Mr. Litchenburg is an officer of American Fidelity Assurance Company, the principal subsidiary of AFC.
(10) Excludes any shares owned by his father, James W. Rodgers, Jr., and his mother, Sarah Jane Berry Rodgers. Includes 635 shares held by his children.
(11) Includes 1,000 shares that Mr. Teubner has the right to acquire within 60 days of March 9, 2001 pursuant to the exercise of stock options.
(12) Includes 24,167 shares that Mr. White has the right to acquire within 60 days of March 9, 2001, pursuant to the exercise of stock options.
(13) Includes 23,967 shares that Mr. Crowell has the right to acquire within 60 days of March 9, 2001, pursuant to the exercise of stock options.
(14) Includes 5,634 shares that Mr. Poole has the right to acquire within 60 days of March 9, 2001, pursuant to the exercise of stock options.
(15) Includes 9,467 shares that Mr. Root has the right to acquire within 60 days of March 9, 2001, pursuant to the exercise of stock options.
(16) Includes shares held by certain directors and executive officers as custodians under Uniform Transfers to Minors Acts, by their spouses and children, and for the benefit of certain directors and executive officers under individual retirement accounts ("IRAs") and living trusts. Includes 140,355 shares that executive officers and directors have the right to acquire within 60 days of March 9, 2001, pursuant to the exercise of stock options.

              OWNERS OF MORE THAN 5% OF SOUTHWEST'S COMMON STOCK

         Beneficial owners of more than 5% of the common stock are required to file certain ownership reports under the federal securities laws. The following table shows the common stock beneficially owned by persons who have filed these reports reporting beneficial ownership that exceeds 5% of Southwest's outstanding common stock at March 9, 2001.

                                       Amount and Nature         Percentage
                                         of Beneficial            of Shares
Name                                     Ownership (1)         Outstanding (6)
----                                     -------------         ---------------


American Fidelity Corporation              404,475 (2)              10.66%

Banc Fund III L.P.                         196,600 (3)               5.18

Joyce P. Berry                             220,901 (4)               5.82

Pilgrim Bank and Thrift Fund, Inc.         200,000 (5)               5.27


____________________
(1) Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over. Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership or to include shares held by others is made by the shareholder, not by Southwest.
(2) American Fidelity Corporation ("AFC") is controlled by Cameron Enterprises, A Limited Partnership ("CELP"). The general partners of CELP are Lynda L. Cameron, William M. Cameron, Theodore M. Elam, and, as trustees, certain officers of the Bank of Oklahoma, N.A. Includes shares owned by Security General Life Insurance Company ("SGLI"), a subsidiary of AFC. The address of AFC, SGLI, and CELP is 2000 Classen Center, Oklahoma City, Oklahoma 73106. Includes 100 shares owned by Alfred A. Litchenburg, a director of Southwest, who is an officer of American Fidelity Assurance Company, the principal subsidiary of AFC.
(3) The address of Banc Fund III L.P. is 208 S. LaSalle Street, Chicago, Illinois 60604.
(4) The address of Joyce P. Berry is 2005 West Third Street, Stillwater, Oklahoma 74074. Does not include shares held by her children as to which she disclaims beneficial ownership.
(5) The address of Pilgrim Bank and Thrift Fund, Inc. is Pilgrim Holdings Corporation, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.
(6) Calculated by Southwest based upon shares reported as beneficially owned by the listed persons and shares of Southwest common stock outstanding at March 9, 2001.

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

         The following table summarizes compensation earned by or awarded to Southwest's Chief Executive Officer and Southwest's four most highly compensated other executive officers (the "Named Executive Officers").

                           Summary Compensation Table

                                                                           Long-Term Compensation
                                                                   -------------------------------------
                                                                        Awards              Payouts
                                                                       --------         ----------------
                                                                      Securities
Name and                                  Annual Compensation (1)     Underlying           LTIP            All Other
                                       --------------------------
Principal Position                     Year    Salary     Bonus     Options/SARs (2)      Payouts        Compensation
------------------                     ----    ------     -----     ----------------      -------        ------------
Rick Green                             2000   $250,000        --         $20,000             --             $33,050    (3)
  President and                        1999    175,000   $25,000          20,000             --              26,192
  Chief Executive Officer              1998    142,000        --              --             --              21,917

Stanley R. White                       2000    150,000    12,500           7,000             --              33,050    (4)
  Executive Vice President             1999    141,043    10,000          10,000             --              25,511
  and Chief Lending Officer            1998    121,250        --              --             --              18,623

Kerby E. Crowell                       2000    130,000    10,000           5,000             --              17,718    (5)
  Executive Vice President             1999    122,350     5,000          10,000             --              11,187
  and Chief Financial Officer          1998    111,400    10,450              --             --              18,091

Joseph P. Root                         2000    127,500    10,000           8,000             --              16,904    (6)
  President, Central                   1999    116,800    10,000          15,000             --              11,118
  Oklahoma Division                    1998     89,500    10,000             ---             --              14,237

Mark Poole                             2000    127,500    10,946           7,000             --              17,013  (7)
  President, Tulsa                     1999    115,979    10,000          15,000             --                 154
  Division                             1998      4,423    15,000              --             --                 ---

________________
(1) The value of other annual compensation did not exceed the lesser of $50,000 or 10% of salary and bonus for any Named Executive Officer.

(2) In each case, represents stock options granted under Southwest's Stock Option Plan.

(3) Consisted of $569 in dollar value of term life insurance premiums paid by Southwest for the benefit of Mr. Green, $20,481 contributed to Mr. Green's account in the Profit Sharing Plan, and $12,000 in directors' fees.

(4) Consisted of $569 in dollar value of term life insurance premiums paid by Southwest for the benefit of Mr. White, $20,481 contributed to Mr. White's account in the Profit Sharing Plan, and $12,000 in directors' fees.

(5) Consisted of $563 in dollar value of term life insurance premiums paid by Southwest for the benefit of Mr. Crowell and $17,155 contributed to Mr. Crowell's account in the Profit Sharing Plan.

(6) Consisted of $220 in dollar value of term life insurance premiums paid by Southwest for the benefit of Mr. Root and $16,684 contributed to Mr. Root's account in the Profit Sharing Plan.

(7) Consisted of $237 in dollar value of term life insurance premiums paid by Southwest for the benefit of Mr. Poole and $16,776 contributed to Mr. Poole's account in the Profit Sharing Plan.

                                                    Option Grants in 2000

                     Number of        % of Total                                         Values at Assumed
                    Securities         Options                                            Annual Rates of
                    Underlying        Granted to                                     Stock Price Appreciation
                      Options         Employees        Exercise   Expiration            for Option Term (4)
                                                                                     ------------------------
Name                  Granted          in Year        Price (3)      Date               5%              10%
----                  -------       -------------     ---------  -------------       --------        --------
Rick Green            14,000  (1)       12.50%           $15.78     12-21-10        $138,935        $352,090
Rick Green              6,000 (2)        5.36             15.78     12-21-05          26,158          57,803
Stanley R. White        5,000 (1)        4.46             15.78     12-21-10          49,620         125,746
Stanley R. White        2,000 (2)        1.79             15.78     12-21-05           8,719          19,268
Kerby E. Crowell       3,000  (1)        2.68             15.78     12-21-10          29,772          75,448
Kerby E. Crowell       2,000  (2)        1.79             15.78     12-21-05           8,719          19,268
Joseph P. Root         3,000  (1)        2.68             15.78     12-21-10          29,772          75,448
Joseph P. Root         5,000  (2)        4.46             15.78     12-21-05          21,799          48,169
Mark Poole             3,000  (1)        2.68             15.78     12-21-10          29,772          75,448
Mark Poole             4,000  (2)        3.57             15.78     12-21-05          17,439          38,535
Mark Poole             3,000  (1)        2.68             15.78     12-21-10          29,772          75,448
Mark Poole             4,000  (2)        3.57             15.78     12-21-05          17,439          38,535


(1) Options granted vested 10% upon the date of grant and an additional 10% upon each of the next nine anniversaries of the date of grant.

(2) Options granted vested one-third upon the date of grant and an additional one-third upon each of the next two anniversaries of the date of grant.

(3) In each case, the exercise price was equal to the market price of the Common Stock on the date of Grant.

(4) The rates of appreciation are used for illustration only. No assurance can be given that actual experience will correspond to the assumed rates.

                            Year-End Option Values

     The number and potential realizable value at the end of the year of options held by each of the Named Executive Officers are shown below.

                                                        Number of Securities            Value of Unexercised
                                                       Underlying Unexercised           In-the-Money Options
                  Shares Acquired     Value             Options at Year-End               at Year-End /(1)/
                                                   ---------------------------------------------------------------
Name                on Exercise     Realized        Exercisable   Unexercisable     Exercisable   Unexercisable
----                -----------     --------        -----------   -------------     -----------   -------------
Rick Green               --             --             32,400         47,600           $81,198        $45,702
Stanley R. White         --             --             24,167         22,833            79,590         37,950
Kerby E. Crowell         --             --             23,967         21,033            64,446         14,154
Joseph P. Root           --             --              7,967         20,033            10,776         10,584
Mark Poole               --             --              4,634         17,366             1,176          3,864
Mark Poole               --             --              4,634         17,366             1,176          3,864

_________________
/(1)/ Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of the underlying common stock at December 31, 2000, based on the closing sale price of the common stock on December 31, 2000, as reported on the Nasdaq National Market of $16.50 per share, and the exercise price of the options of $12.75 to $26.75 per share.

       No options or stock appreciation rights ("SARs") were exercised by the Named Executive Officers during 2000. No SARs were held by any Named Executive Officer at year-end. No options or SARs held by any Named Executive Officer repriced during Southwest's last ten full years.

                            Severance Arrangements

     Stillwater National has adopted a Severance Compensation Plan pursuant to which Messrs. Green, White, and Crowell are entitled to lump-sum severance compensation upon a qualifying termination of service equal to a percentage of their respective total annual base compensation in effect at the date of termination. For purposes of the Severance Compensation Plan, a qualifying termination of service is defined as either an involuntary termination of service or a voluntary termination of service for good reason, in either case within two years following a change-in-control occurring after the effective date of the Severance Compensation Plan. Good reason would include: (i) a reduction in their base salary; (ii) their assignment without their consent to a location other than in Oklahoma; (iii) the failure to maintain them in a position of comparable authority or responsibility; or (iv) a material reduction in their level of incentive compensation or benefits. A change-in-control is deemed to occur whenever: (i) any entity or person becomes the beneficial owner of or obtains voting control over 50% or more of the outstanding shares of common stock of either Southwest or Stillwater National; (ii) the shareholders of either Southwest or Stillwater National approve (a) a merger or consolidation in which Southwest or Stillwater National is not the survivor or pursuant to which the outstanding shares of either would be converted into cash, securities or other property of another corporation other than a transaction in which shareholders maintain the same proportionate ownership interests, or (b) a sale or other disposition of all or substantially all of the assets of either Southwest or Stillwater National; or (iii) there shall have been a change in a majority of the Boards of Directors of either Southwest or Stillwater National within a twelve-month period unless each new director was approved by the vote of two-thirds of the directors still in office who were in office at the beginning of the twelve-month period. Messrs. Green, White, and Crowell would have received lump-sum severance payments of $250,000, $150,000 and $130,000, respectively, upon a qualifying termination of service if such termination had occurred on December 31, 2000.

            Compensation Committee Report on Executive Compensation

     As members of the Compensation Committees of Southwest and Stillwater National, it is our duty to review compensation policies applicable to senior officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for senior officers for consideration by the Boards of Directors of Southwest and Stillwater National; and to administer various incentive plans of Southwest and Stillwater National.

     Overview. Under the compensation policies of Southwest, which are endorsed by the Compensation Committee, compensation is paid based both on the senior officer's performance and the performance of the entire Company. In assessing the performance of Southwest and Stillwater National for purposes of compensation decisions, the Compensation Committee considers a number of factors, including salaries paid by financial services companies with characteristics similar to Bancorp's to officers with similar responsibilities, profits of Southwest and Stillwater National during the past year relative to their profit plans, reports of federal regulatory examinations of Southwest and Stillwater National, growth, business plans for future periods, regulatory capital levels, and changes in the value of Southwest's stock. The Compensation Committee assesses individual executive performance based upon its determination of the officer's contributions to the performance of Southwest and the accomplishment of Southwest's strategic goals, such as the completion of Southwest's public offerings of common stock in 1993 and 1999, Preferred Stock in 1995, and Trust Preferred Securities in 1997. In assessing performance for the purposes of establishing base salaries for 2000 and previous years, the members of the Committee did not make use of a mechanical weighting formula or use specific performance targets, but instead weighted the described factors as they deemed appropriate in the total circumstances.

     Base Salary. The 2000 salary levels of Southwest's Chief Executive Officer and other Named Executive Officers were established consistent with this compensation policy. The Committee conducted a review of executive officer base compensation in December 1999. Changes in base compensation for 2000 were effective on January 1, 2000. In its review, the Committee determined that the performance of Mr. Green was excellent, based upon the factors described above. As a result of this review and in recognition of Mr. Green's expanded responsibilities following the retirement of the Vice Chairman, Mr. Green's salary was increased by $75,000 to $250,000.

     Bonuses. Stillwater National also awarded performance bonuses. In December 2000, a bonus of $12,500 was awarded to Mr. White, $10,946 to Mr. Poole, and $10,000 each to Mr. Crowell and Mr. Root. In addition, a bonus of $76,250 was awarded to Mr. Green in January 2001 based upon Southwest's earnings per share, return on assets, and return on equity levels achieved for 2000.

     Stock Options. The purposes of Southwest's Stock Option Plans (the "Option Plans") are to attract, retain and motivate key officers of Southwest and Stillwater National by providing key officers with a stake in the success of Southwest, as measured by the value of its shares, and to increase the commonality of interests among key employees and other shareholders. Options are granted at exercise prices equal to the fair market value of the shares on the dates of grant. During 2000, incentive stock options for 47,000 shares were granted to Named Executive Officers at an exercise price of $15.78 per share, including options for 20,000 shares granted to Mr. Green, 8,000 shares granted to Mr. Root, 7,000 shares each granted to Mr. White and Mr. Poole, and 5,000 shares granted to Mr. Crowell.

     No member of the Compensation Committee is a former or current officer or employee of Southwest or Stillwater National.

March 12, 2001
                                                Alfred L. Litchenburg, Chairman
                                                James E. Berry
                                                Erd M. Johnson
                                                Betty Kerns
                                                David P. Lambert
                                                Linford R. Pitts
                                                Russell W. Teubner
                                                Robert B. Rodgers

                         STOCK PERFORMANCE COMPARISONS

     The following table compares the cumulative total return on a hypothetical investment of $100 in Southwest's common stock at the closing price on December 31, 1995 through December 31, 2000, with the hypothetical cumulative total return on the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Bank Index for the comparable period.

                                    [GRAPH]


                               ------------------------------------------------------------------------
                                12/31/95    12/31/96     12/31/97    12/31/98    12/31/99    12/31/00
                               ------------------------------------------------------------------------
Southwest                          $100        $112          $159       $150        $115         $97
                               ------------------------------------------------------------------------
NASDAQ Stock Market
Index (U.S.)                        100         123           151        213         395         238
                               ------------------------------------------------------------------------
NASDAQ Bank Index                   100         132           221        220         211         241
                               ------------------------------------------------------------------------

                                CERTAIN TRANSACTIONS

     Stillwater National has and expects to have in the future, banking transactions with certain officers and directors of Southwest and Stillwater National and greater than 5% shareholders of Southwest and their immediate families and associates. These transactions are in the ordinary course of business, and loans have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of Southwest's management, these loans did not involve more than normal risk of collectibility or present other unfavorable features.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on Southwest's review of the copies of initial statements of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 that it has received in the past year, annual statements of changes in beneficial ownership on Form 5 with respect to the last fiscal year, and written representations that no such annual statement of change in beneficial ownership was required, all directors, executive officers, and beneficial owners of more than 10% of its common stock have timely filed those reports with respect to 2000. Southwest makes no representation regarding persons who have not identified themselves as being subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, or as to the appropriateness of disclaimers of beneficial ownership.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         A representative of Ernst & Young LLP, Southwest's independent certified public accounting firm, is expected to be present at the Annual Meeting to respond to shareholders' questions and will have the opportunity to make a statement.

         Audit Fees. Ernst & Young LLP billed a total of $135,000 for the audit of Southwest's financial statements included in the annual report on Form 10-K for the year-ended December 31, 2000, and the review of quarterly reports on Forms 10-Q filed during that year.

         Other Fees. Ernst & Young LLP billed a total of $31,500 for other services for the year ended December 31, 2000, including $14,000 for audit of Southwest's profit sharing plan.

         Change in Auditors. On August 28, 2000, Southwest dismissed Deloitte & Touche LLP, which had previously served as independent accountants for Southwest. The reports of Deloitte & Touche LLP on the consolidated financial statements of Southwest as of and for the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The change in independent accountants was recommended by Southwest's Audit Committee and approved by Southwest's Board of Directors. In connection with its audit for the fiscal years ended December 31, 1999 and 1998, and in the interim period from January 1, 2000 through August 28, 2000, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to such disagreements in its report on the consolidated financial statements for such years.

         On August 31, 2000, Southwest engaged Ernst & Young LLP as its new independent accountants. The engagement of Ernst & Young LLP was recommended by Southwest's Audit Committee and approved by Southwest's Board of Directors.

                          Report of the Audit Committee

The Southwest audit committee reviews and reports to the board of directors regarding the performance of the internal audit function and independent auditors, the integrity of the financial statements, management's efforts to maintain a system of internal controls, and compliance with legal and regulatory requirements. The committee (1) has reviewed and discussed the audited financial statements included in Southwest's 2000 Annual Report and Form 10-K with management; (2) has discussed with independent auditors the matters required to be discussed by Statement of Auditing Standards 61; and (3) has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed independence with the independent auditor. Based upon this review, discussion, disclosures, and materials described in (1) through (3), the committee recommended to the Board of Directors that the audited financial statements be included in the 2000 Annual Report and Form 10-
K. The committee also has considered whether the amount and nature of non-audit services rendered by the independent accountant are consistent with its independence.

February 22, 2001                                   Linford R. Pitts, Chairman
                                                    Joe Berry Cannon
                                                    Betty Kerns
                                                    Alfred L. Litchenburg



                                 OTHER MATTERS

         The Board is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted as determined by a majority of the Board of Directors.

                             SHAREHOLDER PROPOSALS

         Any shareholder proposal to take action at the year 2002 Annual Meeting of Shareholders must be received at Southwest's executive office at 608 South Main Street, Stillwater, Oklahoma 74074 no later than November 15, 2001, in order to be eligible for inclusion in Southwest's proxy materials for that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Under Southwest's Certificate of Incorporation, a shareholder proposal or nomination for director may be eligible for consideration at an annual or special meeting if written notice is delivered or mailed to the Secretary not less than thirty days nor more than sixty days before the meeting, provided that, if less than forty days notice of the meeting has been given, such written notice may be delivered or mailed by the close of the tenth day after the date notice of the meeting was mailed. Such notices also must include information required by and comply with procedures established by the Certificate of Incorporation.

                      2000 ANNUAL REPORT TO SHAREHOLDERS

         Southwest's 2000 Annual Report to Shareholders, including consolidated financial statements, has been mailed to all shareholders of record as of the close of business on the Record

Date. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Deborah T. Bradley

                             DEBORAH T. BRADLEY
                             SECRETARY

Stillwater, Oklahoma
March 16, 2001

                          ANNUAL REPORT ON FORM 10-K

     A copy of Southwest's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission will be furnished without charge to shareholders as of the record date upon written request to: Kerby E. Crowell, Southwest Bancorp, Inc., P.O. Box 1988, Stillwater, Oklahoma 74076.

                                    ANNEX A
                            Southwest Bancorp, Inc.

                  Stillwater National Bank and Trust Company

                         Joint Audit Committee Charter

Purpose and Responsibilities: In general, the Committee reviews and reports to the Board of Directors regarding the performance of the internal audit function and independent auditors, the integrity of the financial statements, management's efforts to maintain a system of internal controls, and compliance with legal and regulatory requirements. Specific responsibilities of the Committee include the following:

                          Organization and Reporting
                          --------------------------

1. Reviewing and reassessing the Charter of the Committee each year, and recommending any proposed changes to the Board for approval.

2.   Providing regular reports of its activities to the Board.

3. As specifically directed by the Board, investigating and reporting to the Board with respect to matters involving financial reporting, financial accounting, internal controls, or compliance with laws and regulations.

                    Relationships with Independent Auditors
                    ---------------------------------------

4. Reviewing and recommending to the Board the engagement of independent auditors, reviewing the fees to be paid under such engagements, recommending to the Board whether or not the engagement of the independent auditors should continue, and advising the Board regarding the selection of new auditors.

5. Obtaining each year the disclosures and letter from the independent auditors regarding the relationships between the auditors and the Company and the independence of the auditors as required by Independence Standards Board Standard No. 1, and discussing these materials and any relationships or services disclosed in them that may affect the objectivity and independence of the auditors.

6. Reviewing the provision of non-audit services by the independent auditors, and considering whether the provision of such services is compatible with the auditor's independence.

7. Taking, or recommending to the Board that the Board take, appropriate action to oversee the independence of the outside auditors.

                       Audit Scope and Internal Controls
                       ---------------------------------

8. Reviewing with management and the independent auditors the scope of services required by the audit, major risk factors, significant accounting policies, audit conclusions regarding significant accounting estimates, and the compliance of the audit with the audit procedures required by Section 10A of the Securities Exchange Act of 1934 relating to detection of illegal acts, identification of related party transactions, and evaluation of the Company as a going concern.

9. Reviewing with management and the independent auditors their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls.

10. Discussing with management any significant disagreements between the accountant and management, and any significant changes to or restrictions on the planned scope of the audit.

                             Financial Statements
                             --------------------

11. Discussing with management and the independent auditors issues regarding accounting principles and practices that could significantly affect the financial statements or the adequacy of the internal control system including required or suggested changes in auditing and accounting principles and practices.

12. Reviewing as a committee, or through the Chairman of the Committee, the quarterly financial statements included in the Company's Forms 10-Q with management and the independent auditors.

13.  Reviewing and discussing the audited financial statements with management.

14. Discussing with the independent auditors the matters required by Statement of Auditing Standards No. 61, as amended, which requires auditors to communicate certain matters to the Committee. These matters include the methods used to account for any significant unusual transactions, the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or consensus, the process used by management in formulating certain accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and any disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

15. Based upon the reviews and discussions referred to in paragraphs 5, 13 and 14, recommending to the Board whether the financial statements should be included in the Company's annual report on Form 10-K.

                               External Reports
                               ----------------

16. Issuing a report to be included in the Company's annual proxy materials stating that the Committee has fulfilled the responsibilities set forth in paragraphs 5, 6, 13, 14, and 15.

17. Reviewing with management the basis for the annual Management Reports regarding the annual financial statements, internal control structure, procedures for financial reporting, and compliance with laws and regulations relating to safety and soundness required by the Federal Deposit Insurance Act ("FDIA") and implementing regulations; and with the independent auditors the basis for their reports required by the FDIA.

                         Legal and Regulatory Matters
                         ----------------------------

18. Discussing with management and the independent auditors any illegal acts reported by them, and taking, or recommending that the Board take, appropriate remedial action.

19. Reviewing with management and legal counsel legal and regulatory matters that may have a material impact on the financial statements.

                                Internal Audit
                                --------------

20. Approving the appointment of any accounting firm engaged to perform internal audit functions, and reviewing the fees to be paid to such firm.

21. Reviewing and approving the scope of internal audits and significant reports by the internal audit function, and reviewing the effectiveness of the internal audit function in monitoring the system of internal controls.

Reporting: The Committee reports to the full Board of Directors of the Company. The Board of Directors of the Company establishes the Charter, membership, and duties of the Committee, and, as representatives of the shareholders, has the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors. The independent auditors are accountable to the Audit Committee and the Board of Directors as representatives of the shareholders.

Membership: The Board of Directors establishes the number of members, the membership of the Committee, and the Chairman of the Committee at the annual organizational meeting and at other times the Board deems appropriate. The Committee consists of at least three members. All members are outside, independent directors. The membership meets the independence, experience, and other requirements of the Nasdaq National Market and the FDIA.

Meeting Frequency: The Committee meets at least quarterly, and at such other times as are established by the Chairman, the Committee, or the Board.

Conduct of Meetings; Joint Committee: The Committee establishes reasonable rules for the conduct of meetings and required notice of meetings, subject to oversight by the Board of Directors. The Committee meets by conference call or in person. Minutes of the Committee are not required, but may be kept. Reports and recommendations to the Board of Directors are written. Meetings of the Company and Bank Committees are held jointly. Each Board has authority with respect to its Committee. The Committees and the Boards are referred to in the singular in this charter from time to time for convenience.

Authority, Support, and Advice: The Committee's functions are supported by the Chief Financial Officer. The Committee may hold meetings with independent auditors, internal audit personnel, outside counsel to the Company and the Bank, and others as it deems appropriate. The Committee is advised by the independent auditors and the Company's outside counsel, and also may, but is not required to, engage separate counsel or other advisors to the Committee. The Committee may rely on these advisors regarding the application, contents, and meaning of auditing and accounting standards, laws, and regulations. The Committee may rely on the independent auditors to identify the matters required to be discussed and disclosed by the independent auditors.

Responsibilities of Management and Independent Auditors. While the Committee has the review, oversight, and reporting responsibilities set forth in this charter, it does not have responsibility for planning or conducting audits or for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent auditors, rather than the Committee. The Committee also is not responsible for ensuring compliance with laws or regulations, or for resolving disagreements, if any, between management and the independent auditor.

                                     -End-

REVOCABLE PROXY

                            SOUTHWEST BANCORP, INC.
                             --------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                April 26, 2001
                             --------------------

  The undersigned hereby appoints Joe Berry Cannon, Betty Kerns, and Robert L. Hert, with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held in the Auditorium, Room 215, of the Stillwater Public Library, 1107 South Duck Street, Stillwater, Oklahoma on Thursday, April 27, 2000 at 11:00 a.m., Central Time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                   FOR       WITHHOLD
                                                   ---       --------
  1.  The election as directors of all nominees
      listed below (except as marked to the
      contrary below):                             ____        ____

       Thomas D. Berry
       Rick Green
       David P. Lambert
       Linford R. Pitts
       Stanley R. White

            INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

            ---------------------

            Unless contrary direction is given, the right is reserved in the sole discretion of the Board of Directors to distribute votes among some or all of the above nominees in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

  The Board of Directors recommends a vote "FOR" each of the listed nominees.




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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE NOMINEES.  IF ANY OTHER BUSINESS IS
PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS
DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


  Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

  The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and the 1999 Annual Report to Stockholders.

Dated: ________________________, 2001


___________________________               ___________________________
 PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


___________________________               ___________________________
 SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

[_]  Please check here if you plan to attend the Annual Meeting.


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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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